To Our Shareholders,


   We are pleased to provide you with Legg Mason Focus Trust's report for the year ended December 31, 1998.

   Since the Focus Trust joined the Legg Mason Family of Funds on June 30, 1998, both its performance and recent growth have exceeded our expectations. Robert Hagstrom, the Fund's portfolio manager, discusses the investment outlook and the Fund's performance on the following pages. Long-term investment results for the Fund are shown in the "Performance Information" section of this report.

   PricewaterhouseCoopers LLP, Focus Trust's independent accountants, have completed their annual examination, and audited financial statements for the fiscal year ended December 31, 1998 are included in this report.

   The Board of Directors approved a short-term capital gain distribution of $.032 per share and a long-term capital gain distribution of $.91 per share payable on December 11, 1998 to shareholders of record on December 9, 1998. Most shareholders received this distribution in the form of additional shares credited to their accounts.

   During 1998, attention increasingly focused on the Year 2000 issue. As you may know, the Year 2000 issue is a computer programming problem that affects the ability of computers to correctly process dates of January 1, 2000, and beyond. The Fund's Year 2000 project is well underway, and is designed to ensure that the Year 2000 date change will have no adverse impact on our ability to service our clients. The Fund is committed to taking those steps necessary to protect Fund investors including efforts to determine that the Year 2000 problem will not affect such vital service functions as shareholder transaction processing and recordkeeping. In addition, we are continuously monitoring the Year 2000 efforts of our vendors, and will perform tests with our critical vendors throughout 1999. Although the Fund is taking steps to ensure that all of its systems will function properly before, during, and after the Year 2000, the Fund could be adversely affected by computer related problems associated with the Year 2000. Contingency plans to ensure that functions critical to the Fund's operations will continue without interruption are under development. We are on target to complete this important project and look forward to continuing extensive testing (including industry-wide testing) with our industry peers, regulators and vendors throughout 1999.

   We hope you will consider using the Fund for investments of additional funds as they become available. Some shareholders regularly add to their investment in the Legg Mason Funds by authorizing automatic, monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.

                                   Sincerely,


                                   /s/ Edward A. Taber, III
                                   Edward A. Taber, III
                                   President
February 9, 1999
February 9,

Portfolio Manager's Comments
FOCUS TRUST

         1998 WAS AN OUTSTANDING YEAR FOR SHAREHOLDERS OF FOCUS TRUST. BOTH THE RISE IN NET ASSET VALUE FROM $16.32 ON DECEMBER 31, 1997 TO $22.00 ON DECEMBER 31, 1998, AND ASSET GROWTH EXCEEDED OUR EXPECTATIONS BY A LARGE MARGIN. THE SUCCESSFUL MERGER WITH LEGG MASON FUND ADVISER HAS RAISED MEASURABLY BOTH OUR INTELLECTUAL AND FINANCIAL BENCHMARKS. WE ARE OFF TO A GREAT START!

PERFORMANCE ANALYSIS

         Legg Mason Focus Trust's 1998 quarterly and one, two, and three year average annual performance statistics are shown below with the total returns of two comparable benchmarks: the Standard & Poor's 500 Index and the Lipper Growth Fund Index(1).

                                      Focus              S&P 500           Lipper Growth
      1998                            Trust               Index             Fund Index
      ----------------------------------------------------------------------------------
      First Quarter                   +16.8%             +14.0%               +12.4%
      Second Quarter                   +5.2%              +3.3%                +2.9%
      Third Quarter                   -15.9%             -10.0%               -11.4%
      Fourth Quarter                  +36.9%             +21.3%               +22.8%

      One Year                        +41.5%             +28.6%               +25.7%
      Two Year                        +35.2%             +31.0%               +26.9%
      Three Year                      +28.9%             +28.3%               +23.7%

         As you can see, Focus Trust's performance, both on an absolute and relative basis, greatly improved in 1998. Over the past two and three years, we outperformed our competitors (as measured by the Lipper Growth Fund Index) and pulled slightly ahead of the S&P 500 Index.

         The average annual return of Focus Trust since inception (April 17, 1995) is 26.7% compared to the 29.3% return of the S&P 500 Index and the 25.1% return of the Lipper Index2. Our relative underperformance vs the S&P 500 Index since inception was caused by the unusually large cash weighting in the portfolio during the fast rising 1995 market. Since then, we have maintained cash reserves between 2% and 10% thus allowing our returns from common stocks to dominate our return from cash holdings.

THE BUMPY RIDE

         We have discussed, on many occasions, the price behavior of a focus portfolio. As you now know, a portfolio of 15 stocks more often experiences higher price volatility compared to a portfolio of 100 stocks or 500 stocks that make up an index. The Focus Trust bumpy ride was clearly evident in the third and fourth quarter of 1998. When the stock market dropped sharply last year because of the economic turmoil in many emerging markets, the share price of Focus Trust declined greater than the S&P 500 Index and the average growth fund. Then, when the market snapped back after hitting the bottom on October 8th, our share price outperformed these two benchmarks.

         Some individuals observed our greater price volatility and concluded we must be a "risky" fund. Although relative price volatility is a customary way of judging risk, we have always believed the academic explanation of risk overlooks a critical variable - economic value. In some cases, higher

---------------
1 All growth funds as measured by Lipper Analytical Services, Inc.
2 Returns for the S&P 500 Index and the Lipper Index are for periods beginning
  April 30, 1995.

      price volatility may indeed suggest greater than average risk if the companies owned are economically weak. However, if the common stock of a strong company, measured by competitive position, financial results, and management guidance temporarily declines by a ratio greater than the average market decline, we fail to see how owning or buying into these companies, especially if we are long-term investors, suggests we are taking greater risks.

         During the third quarter of 1998, AMERICAN EXPRESS declined from $118 per share to $68 per share. BERKSHIRE HATHAWAY which reached a high of $84,000 per share traded as low as $56,000 a share. We owned a significant amount of stock in both companies prior to the market correction and quickly bought more shares at depressed prices thus raising our percentage holdings. The academic definition of risk would say that because AMERICAN EXPRESS and BERKSHIRE both declined by a percentage amount greater than the market decline, these companies were riskier bets. Of course, for people who think in economic terms, such an idea is senseless.

         We looked at the share prices of several outstanding companies that meaningfully declined in the third quarter and saw only opportunity - not risk. And as you would guess, we invested as much money as we could during this price decline which allowed us to buy more shares of what we felt to be great companies at unbelievably low prices. Then when the market snapped back, the share price of Focus Trust moved ahead of the average market rebound giving shareholders an excellent return for the year.

         Never once did we feel that buying more shares of a great company at lower prices was risking our shareholder's money. Although some market pundits believed world financial chaos was on the brink, we judged the probabilities of this scenario as being relatively low and acted accordingly. So the next time you see the share price of Focus Trust decline relative to the market's return (and it will definitely happen again), consider buying more shares as we will always be anxious to buy shares of outstanding companies at lower prices.

         This time last year, I confessed to you that although I was very pleased with the economic progress of our businesses and relatively pleased by the rise in our share price, I was disappointed by the $8 million size of our Fund. Well, the economic progress of our businesses has translated into outsized performance and our merger with Legg Mason has helped Focus Trust grow (as of the date of this letter) to $67 million. In all measures, 1998 has been a great year for our Fund.

         I believe 1999 will present more challenges and opportunities for Focus Trust. We should expect, and prepare psychologically, for continued market volatility. Although the stock market will be full of surprises, you should rest comfortably knowing we will go about our business as we have since inception. We will focus only on companies which we believe to be outstanding businesses run by great managers who are able to generate above-average economics for their owners. In short, although the market will surely change, we promise our strategy will not change. I expect the size of our Fund to continue to grow and that will allow us the periodic opportunity to invest more dollars in great companies at attractive prices.

         I wish to thank the talented people at Legg Mason Fund Adviser for their intellectual support and a special thanks to our Board of Directors and Officers for their continued guidance.

         To all the shareholders of Focus Trust, I appreciate your financial support. Many of you have been shareholders since inception when there was little to invest in but the belief we would dutifully exe-cute our investment strategy. We have kept our end of the bargain and I am pleased to report many have been rewarded for that faith. A faith that now finds you the owner of a mutual fund recently assigned Morningstar's highest five star rating(3).

         If you have any questions or concerns, please do not hesitate to contact us.


                                          ROBERT G. HAGSTROM, CFA
      FEBRUARY 9, 1999
      DJIA 9133.03

--------------------------------------------------------------------------------
3 The three year Morningstar rating for the Focus Trust as of December 31, 1998, in the domestic equity category (consisting of 2,802 funds) was 5 stars. The rating is based on the Fund's investment category, ranked by risk-adjusted performance based on the Fund's three year average annual total return in excess of 90-day US Treasury bill returns, after considering all costs. Risk is calculated by a factor that reflects Fund performance below three-month US Treasury bill returns. Risk and return are combined to produce star ratings, reflecting risk-adjusted performance relative to the average fund in the fund's class. If the fund scores in the top 10% of its class it receives 5 stars. Ratings are based on past performance which is no guarantee of future results and are subject to change monthly.

PERFORMANCE INFORMATION
LEGG MASON FOCUS TRUST, INC.


PERFORMANCE COMPARISON OF A $10,000 INVESTMENT AS OF DECEMBER 31, 1998

         The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

         The following graph compares the Fund's total returns against that of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.


                  Cumulative    Average Annual
                 Total Return    Total Return
----------------------------------------------
 One Year           +41.47%        +41.47%
 Life of Fund+     +140.25         +26.72
----------------------------------------------
 + Inception Date -- April 17, 1995


                                                   [GRAPH APPEARS HERE]

      FOCUS TRUST

Selected Portfolio Performance+


      Strong performers for the year ended December 31, 1998*
      -------------------------------------------------------
      Harley-Davidson, Inc.                        +73.1%
      International Speedway Corporation           +71.4%
      McDonald's Corporation                       +60.5%
      Freddie Mac                                  +53.7%
      Berkshire Hathaway Inc.                       +52.2%


      + INDIVIDUAL STOCK PERFORMANCE IS MEASURED BY THE CHANGE IN THE STOCK'S
        PRICE; REINVESTMENT OF DIVIDENDS IS NOT INCLUDED.
      * SECURITIES HELD FOR THE ENTIRE YEAR.


Weak performers for the year ended December 31, 1998*
-----------------------------------------------------
Action Performance Companies, Inc.             -6.6%


PORTFOLIO CHANGES

      Securities added since June 30, 1998
      ------------------------------------
      Citigroup Inc.


Securities sold since June 30, 1998
-----------------------------------
Sotheby's Holdings Inc.
Hasbro, Inc.

Statement of Net Assets
Legg Mason Focus Trust, Inc.
December 31, 1998
(Amounts in Thousands)

                                                   Shares/Par       Value
---------------------------------------------------------------------------
Common Stocks and Equity Interests -- 93.9%

      Advertising -- 4.5%
      WPP Group plc                                     34          $ 2,118
---------------------------------------------------------------------------
      Banking --10.5%
      Citigroup Inc.                                    60            2,978
      Lloyds TSB Group plc                             138            1,963
---------------------------------------------------------------------------
                                                                      4,941
---------------------------------------------------------------------------
      Collectibles --4.6%
      Action Performance Companies, Inc.                61            2,168A
---------------------------------------------------------------------------
      Financial Services  --19.4%
      American Express Company                          30            3,037
      Freddie Mac                                       60            3,886
      United Asset Management Corporation               85            2,215
---------------------------------------------------------------------------
                                                                      9,138
---------------------------------------------------------------------------
      Healthcare  --3.7%
      Johnson & Johnson                                 21            1,745
---------------------------------------------------------------------------
      Insurance --23.8%
      Berkshire Hathaway Inc.                          .16           11,218A
---------------------------------------------------------------------------
      Media --13.5%
      America Online, Inc.                              40            6,352A
---------------------------------------------------------------------------
      Motorcycles/Bicycles --4.7%
      Harley-Davidson, Inc.                             47            2,210
---------------------------------------------------------------------------
      Racetracks --4.7%
      International Speedway Corporation                55            2,219A
---------------------------------------------------------------------------
      Restaurants --4.5%
      McDonald's Corporation                            28            2,111
---------------------------------------------------------------------------
      Total Common Stocks and Equity Interests
        (Identified Cost--$33,033)                                   44,220
---------------------------------------------------------------------------

Legg Mason Focus Trust, Inc.


                                                                              Shares/Par      Value
-----------------------------------------------------------------------------------------------------
Repurchase Agreements -- 6.8%
      State Street Bank & Trust Company
        3.50%, dated 12/31/98, to be repurchased at $3,209 on 1/4/99
      (Collateral: $3,280 Freddie Mac Mortgage-backed securities,
      5.02% due 11/5/99, value $3,307)
      (Identified Cost--$3,208)                                                 $ 3,208       $ 3,208
-----------------------------------------------------------------------------------------------------
      Total Investments-- 100.7%  (Identified Cost-- $36,241)                                  47,428
      Other Assets Less Liabilities--  (0.7)%                                                    (339)
-----------------------------------------------------------------------------------------------------

      NET ASSETS CONSISTING OF:
      Accumulated paid-in capital applicable to
        2,140 shares outstanding                                                $35,902
      Unrealized appreciation of investments                                     11,187
-----------------------------------------------------------------------------------------------------

      Net assets-- 100.0%                                                                     $47,089
-----------------------------------------------------------------------------------------------------

      Net asset value per share:                                                               $22.00
-----------------------------------------------------------------------------------------------------

      (A) Non-income producing See notes to financial statements.

      See notes to financial statements.

Statement of Operations
Legg Mason Focus Trust, Inc.
December 31, 1998
(Amounts in Thousands)

----------------------------------------------------------------------------------------
Investment Income:
      Dividends(A)                                                                 $ 111
      Interest                                                                        50
----------------------------------------------------------------------------------------
          Total income                                                               161
Expenses:
      Investment advisory fee                                           $  108
      Distribution and service fees                                         96
      Transfer agent and shareholder servicing expense                      35
      Audit and legal fees                                                  28
      Custodian fee                                                         82
      Directors' fees                                                       12
      Organization expense                                                  13
      Registration fees                                                     17
      Reports to shareholders                                               17
      Other expenses                                                        11
----------------------------------------------------------------------------------------
                                                                           419
      Less fees waived                                                    (121)
----------------------------------------------------------------------------------------
        Total expenses, net of waivers                                               298
----------------------------------------------------------------------------------------
      NET INVESTMENT INCOME (LOSS)                                                  (137)
Net Realized and Unrealized Gain (Loss) on Investments:
      Realized gain (loss) on investments                                1,270
      Change in unrealized appreciation (depreciation) of investments    8,298
----------------------------------------------------------------------------------------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                       9,568
----------------------------------------------------------------------------------------
      CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                              $9,431
----------------------------------------------------------------------------------------

      (A) Net of foreign taxes withheld of $1.

      See notes to financial statements.

Statement of Changes in Net Assets
Legg Mason Focus Trust, Inc.
(Amounts in Thousands)


                                                                           For the Years Ended December 31,
-----------------------------------------------------------------------------------------------------------
                                                                              1998                1997
-----------------------------------------------------------------------------------------------------------
Change in Net Assets:
      Net investment income (loss)                                           $ (137)             $ (56)
      Net realized gain (loss) on investments                                 1,270                 504
      Change in unrealized appreciation (depreciation) of investments         8,298               1,548
-----------------------------------------------------------------------------------------------------------
      Change in net assets resulting from operations                          9,431               1,996
      Distributions to shareholders from net realized gain on investments    (1,557)               (225)
      Change in net assets from Fund share transactions                      31,122              (1,005)
-----------------------------------------------------------------------------------------------------------
      Change in net assets                                                   38,996                 766
Net Assets:
      Beginning of year                                                       8,093               7,327
-----------------------------------------------------------------------------------------------------------
      End of year                                                           $47,089             $ 8,093
-----------------------------------------------------------------------------------------------------------
      Undistributed net investment income (loss), end of year               $    --              $   --
-----------------------------------------------------------------------------------------------------------

      See notes to financial statements.

Financial Highlights
Legg Mason Focus Trust, Inc.

     Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.



                                          Investment Operations                  Distributions
                                          ---------------------                  -------------
                                                                                                  From
                          Net Asset       Net        Net Realized         Total       From         Net
                            Value,    Investment    and Unrealized        From         Net       Realized
                          Beginning      Income     Gain (Loss) on     Investment  Investment    Gain on           Total
                           of Year       (Loss)       Investments      Operations    Income     Investments     Distributions
-----------------------------------------------------------------------------------------------------------------------------
Years Ended Dec. 31,
-----------------------------------------------------------------------------------------------------------------------------
       1998                $16.32      $(.06)(A)         $6.68            $6.62        $--       $(.94)            $(.94)
       1997                 13.01       (.11)(A)          3.89             3.78         --        (.47)             (.47)
-----------------------------------------------------------------------------------------------------------------------------
       1996                 11.17       (.05)(A)          1.96             1.91         --        (.07)             (.07)
       1995B                10.00        .06 (A)          1.17             1.23       (.06)         --              (.06)
-----------------------------------------------------------------------------------------------------------------------------


                           Ratios/Supplemental Data
                           ------------------------
                                                               Net
                    Net Asset                              Investment                Net Assets,
                      Value,                   Expenses   Income (Loss)  Portfolio      End of
                      End of       Total      to Average    to Average   Turnover        Year
                       Year        Return     Net Assets    Net Assets     Rate     (in thousands)
--------------------------------------------------------------------------------------------------
Years Ended Dec. 31,
--------------------------------------------------------------------------------------------------
       1998          $22.00        41.47%      1.93%(A)     (.89)%(A)       21%        $47,089
       1997           16.32        29.10%      2.00%(A)     (.74)%(A)       14%          8,093
--------------------------------------------------------------------------------------------------
       1996           13.01        17.14%      2.00%(A)     (.40)%(A)        8%          7,327
       1995B          11.17        12.29%(C)   1.92%(A,D)   1.19%(A,D)      --           5,061
--------------------------------------------------------------------------------------------------

       (A) Net of fees waived pursuant to a voluntary expense limitation of 1.75% of average daily net assets through September 1, 1995, 2.00% through June 30, 1998 and 1.90% through June 30, 2000. If no fees had been waived, the annualized ratio of expenses to average net assets for the years ended December 31, 1998, 1997 and 1996 and for the period April 17, 1995 to December 31, 1995 would have been 2.71%, 4.04%, 4.96% and 7.89%, respectively.
       (B) For the period April 17, 1995 (commencement of operations) to December 31, 1995.
       (C) Not annualized
       (D) Annualized

       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
LEGG MASON FOCUS TRUST, INC.
(Amounts in Thousands)
--------------------------------------------------------------------------------


1. SIGNIFICANT ACCOUNTING POLICIES:

           The Legg Mason Focus Trust, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified investment company.

      Security Valuation
           Securities owned by the Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value as determined by the Fund's Board of Directors. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

      Investment Income and Distributions to Shareholders
           Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually. Net capital gain distributions are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

      Security Transactions
           Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At December 31, 1998, receivables for securities sold but not yet settled and payables for securities purchased but not yet settled for the Fund were as follows:

      Receivable for      Payable for
      Securities Sold    Securities Purchased
      ---------------------------------------
      $ --                  $1,686


      Deferred Organizational Expenses
           Deferred organizational expenses of $65 are being amortized on a straight line basis over 5 years commencing on the date the Fund's operations began. LMFA has agreed that in the event it redeems any of its shares during such period, it will reimburse the Fund for any unamortized organization costs in the same proportion as the number of shares to be redeemed bears to the number of shares that LMFA purchased from Focus Capital Advisory, L.P. on June 30, 1998 and remain outstanding at the time of redemption.

      Federal Income Taxes
           No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

      Use of Estimates
           The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. INVESTMENT TRANSACTIONS:

           For the year ended December 31, 1998, investment transactions (excluding short-term investments) were as follows:

      Purchases     Proceeds from Sales
      ---------------------------------
      $30,545        $3,291

           At December 31, 1998, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for the Fund were as follows:

                                                             Net
                                                        Appreciation/
      Cost         Appreciation      (Depreciation)    (Depreciation)
      ---------------------------------------------------------------
      $36,241        $11,275          $(88)              $11,187


3. REPURCHASE AGREEMENTS:

           All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Fund's investment adviser, acting under the supervision of its Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

4. TRANSACTIONS WITH AFFILIATES:

           On June 30, 1998, Legg Mason Fund Adviser purchased the assets of Focus Capital Advisory, L.P. ("Focus Capital"). For the period June 28, 1997 to June 30, 1998, Focus Capital served as the Fund's investment adviser. Prior to June 28, 1997, Lloyd, Leith & Sawin, Inc. served as investment adviser to the Fund.

           Effective June 30, 1998, the Fund entered into an investment advisory and management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to its agreement, LMFA provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of its average daily net assets.

           LMFA has agreed to waive its fees in any month to the extent the Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month an annual rate of 1.90% of average daily net assets until June 30, 2000.

           During the period January 1, 1997 through June 27, 1997, Lloyd, Leith & Sawin, Inc. was entitled to receive advisory fees of $27, all of which were waived by Lloyd, Leith & Sawin, Inc.; during the period June 28, 1997 through December 31, 1997, Focus Capital was entitled to receive advisory fees of $27, all of which were waived by Focus Capital.

           During the period January 1, 1998 to June 30, 1998, management fee expense was $34, all of which was waived by Focus Capital; during the period July 1, 1998 to December 31, 1998, management fee expense was $74, all of which was waived by LMFA.

           Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as the Fund's distributor. Legg Mason receives an annual distribution fee and an annual service fee, computed daily and payable monthly, of 0.75% and 0.25%, respectively, of the Fund's average daily net assets. At December 31, 1998, distribution and service fees due to Legg Mason were $42. Distribution and service fees of $13 were waived for the year.

           No brokerage commissions were paid to Legg Mason or its affiliates during the year ended December 31, 1998. Legg Mason also has an agreement with the Fund's transfer agent to assist it with some of its duties. For this assistance, Legg Mason was paid $3 by the transfer agent for the year ended Decem- ber 31, 1998.

           LMFA and Legg Mason are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

5. FUND SHARE TRANSACTIONS:

           At December 31, 1998, there were 100,000 shares authorized at $.001 par value for the Fund. Share transactions were as follows:

                                                                 Reinvestment
                                                 Sold          of Distributions      Repurchased             Net Change
                                          Shares     Amount    Shares   Amount    Shares     Amount      Shares      Amount
---------------------------------------------------------------------------------------------------------------------------
      Year Ended Dec. 31, 1998             1,725    $32,537      79    $1,500     (159)     $(2,915)     1,645     $31,122
      Year Ended Dec. 31, 1997                97      1,422      14       218     (178)      (2,645)       (67)     (1,005)

           Prior to June 30, 1998, redemptions were subject to a 1.00% fee if redeemed within two years of purchase. Thus, the redemption price may have differed from the net asset value per share. Effective June 30, 1998, the Fund no longer imposes a redemption fee.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND DIRECTORS OF LEGG MASON FOCUS TRUST, INC.:

   In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Focus Trust, Inc. (hereafter referred to as the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Baltimore, Maryland
February 5, 1999

                                  ANNUAL REPORT
                                DECEMBER 31, 1998

                                   LEGG MASON
                                      FOCUS
                                   TRUST, INC.

                      [LEGG MASON FUNDS LOGO APPEARS HERE]


Investment Adviser
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Board of Directors
      John F. Curley, Jr., Chairman
      Richard G. Gilmore
      Arnold L. Lehman
      Dr. Jill E. McGovern
      T. A. Rodgers

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, DC

Independent Accountants
      PricewaterhouseCoopers LLP
      Baltimore, MD



This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                     ---------------------------------------
                                100 Light Street
                     P.O. Box 1476, Baltimore, MD 21203-1476
                                410 o 539 o 0000

LMF-091
2/99